Exhibit 10.1

THIRD AMENDMENT TO THE

SECURITIES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT, dated as of September 30, 2004 (the “Third Amendment”), by and between SENETEK PLC, a corporation organized under the laws of England (the “Company”) and the holders of warrants and notes set forth on Schedule 1 hereto (the “Purchasers” or the “Holders”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

WHEREAS, the Company has issued to the Holders thereof, the Notes, the Series A Warrants and the Series B Warrants, and

WHEREAS, the Holders identified on Schedule 1 to this Agreement own (i) the Notes (the “Noteholders”), (ii) Series A Warrants (the “Series A Warrantholders”) and (iii) Series B Warrants (the “Series B Warrantholders” and collectively with the Series A Warrantholders, the “Warrantholders”) and

WHEREAS, the Noteholders and the Company have agreed that in return for amending the remaining Notes in order to defer principal prepayments under the Notes until Maturity, the Company will prepay an aggregate of $1.6 million of the principal amount of Notes, and

WHEREAS, the Noteholders and the Company have agreed that in return for amending the interest rate and repayment terms of the Notes, the Noteholders would be granted a right to exchange their interests in the Notes for the Company’s ordinary Shares, par value 5p per share, or American Depositary Shares representing the same, (the “Ordinary Shares”) at an initial exchange price of $.80 per share (“Exchange Shares”), and

WHEREAS, the Noteholders and the Company have agreed that the Noteholders would only be obligated to complete any requested exchange for Ordinary Shares if: (i) the Noteholders have not withdrawn their notice of exercise prior to the filing of the registration statement providing for the resale of the Ordinary Shares, (ii) such registration statement is declared effective within thirty (30) days after the date the Company filed such registration statement, (iii) such registration statement is effective as at the date of completion of such exchange and (iv) the Commission has not taken any action to revoke or suspend the effectiveness of such registration statement, and

WHEREAS, in connection with the registration of the Exchange Shares (as such term is defined in the form of the restated Note attached hereto as Annex A) the Noteholders and the Company wish to provide for certain terms in respect of the registration of the Exchange Shares, and

WHEREAS, the Noteholders, Warrantholders and the Company have agreed that in connection with any repayment of, or exchange of principal amounts due on the Notes that the exercise price on a portion of the Company’s then outstanding Series B Warrants (the “Series B Warrants”) would be reduced from $1.25 per Ordinary Share to $.50 per Ordinary Share; and

WHEREAS, the Company has agreed to extend the expiration date of the Company’s outstanding Series A Warrants and Series B Warrants from April 14, 2009 to March 4, 2011.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1. Amendments to the Purchase Agreement.

(a) The definitions of the terms “Notes”, “Obligations” and “Transaction Documents” contained in Section 1 of the Purchase Agreement are deleted in their entirety and replaced with the following new definitions of such terms:

“‘Notes’ shall mean the Third Amended and Restated Senior Secured Notes due April 1, 2007 (together with any such notes which may be issued hereunder in substitution or exchange therefor) of the Company to bear interest on the unpaid balance thereof from the date of issue until the principal thereof shall become due and payable (or such principal amount shall have been exchanged for Ordinary Shares) at the rates specified therein, issued pursuant to Section 2 hereof.”

“‘Obligations” shall mean the obligations, liabilities, and indebtedness of the Company with respect to (i) the principal, interest and all other amounts owed pursuant to the terms of the Notes and (ii) the payment and performance of all other obligations, liabilities and Indebtedness of the Company to the Purchaser, under any one or more of the Transaction Documents other than the Warrants and other than the obligations and liabilities relating to the issuance and delivery of Ordinary Shares under the Notes.”

“‘Transaction Documents’ shall mean, collectively, (i) this Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, (ii) the Advice Agreement; (iii) the Notes, (iv) the Warrants, (v) the Registration Rights Agreement, (vi) the Security Agreement, (vii) the U.K. Security Agreement, (viii) the Pledge Agreement, (ix) the Guaranty and (x) the Patent and Trademark Security Agreement and all exhibits and schedules thereto and hereto; as such agreements in (iii) and (iv) above are amended and ratified by amendments to such agreements executed and delivered by the parties thereto pursuant to the Third Amendment.”

(b) Section 1 of the Purchase Agreement is hereby amended by inserting the following definitions in their proper alphabetical order:

“‘Exchange Act’ shall mean the Securities Exchange Act of 1934, as amended.”

“‘Third Amendment’ shall mean the Third Amendment to the Securities Purchase Agreement dated as of September 30, 2004 by and between the Company and the Holders described therein.”

2. Amended and Restated Notes.

(a) The Notes shall be amended and restated in their entirety in the form attached hereto as Annex A and in the amounts set forth on Schedule 1 to provide, among other things, that: (i) the interest rate is set at 8.5% per annum for the remaining term, (ii) in the absence of an Event of Default, no portion of the principal amount shall be due and payable prior to maturity and (iii) the then outstanding principal amount of each Note shall be exchangeable for Ordinary Shares in accordance with Section 3 of such amended and restated Note (each such amended and restated Note hereinafter referred to as a “Third Amended and Restated Note”).

(b) Within one (1) day of the date hereof, the Company shall: (A) prepay a total of $1,600,000 in the aggregate of the principal amount of the Notes, $800,000 of which shall be paid to Pearl Waves, Ltd. (“Pearl Waves”) and $800,000 of which shall be paid to Wallington Investment Holdings, Ltd. (“Wallington”) and (B) deliver to Pearl Waves and Wallington a Third Amended and Restated Note, each in the principal amount of $1,644,285.00. The Third Amended and Restated Notes shall replace the existing Notes owned by Pearl Waves and Wallington, which such Notes shall be cancelled. The Company hereby acknowledges receipt of the existing Notes.

3. Amended and Restated Series A Warrants and Series B Warrants.

(a) The Series A Warrant and Series B Warrants shall each be amended and restated in their entirety in the form attached hereto as Annexes B and C, respectively, and in the amounts set forth on Schedule 1 to provide, among other things, that: (i) the final expiration date shall be extended until March 4, 2011 and (ii) the exercise price for a portion of the Series B Warrants shall be reduced from $1.25 per Ordinary Share to $.50 per Ordinary Share, such reduction to become effective as pro-rata portions of the Third Amended and Restated Notes are repaid or exchanged for Ordinary Shares.

(b) After the execution of this Third Amendment, each Warrantholder shall deliver to the Company at its principal executive offices the existing Series A Warrant and/or Series B Warrant held by such Warrantholder and, within three (3) days of the Company’s receipt of such Warrant, the Company shall execute and deliver to each such Warrantholder an amended and restated Series A Warrant and/or Series B Warrant, as applicable, exercisable for a like number of Ordinary Shares.

4. Registration Procedures in Respect of Notes.

(a) Registration. The Company shall file and use its reasonable best efforts to cause to become effective, registration statements on Form S-3, as required in accordance with the terms of the Third Amended and Restated Notes, covering the resale by Participating Noteholders (as hereafter defined) of all Exchange Shares to be issued in connection with any applicable exchange under the Third Amended and Restated Notes. Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration, pursuant to the Third Amended and Restated Note, if the Company is not eligible to register Ordinary Shares for resale on Form S-3. The resales to be made by Participating Noteholders pursuant to any such registration statement shall not be underwritten.

(b) Expenses. The Company shall pay all registration expenses including, without limitation, all Commission and blue sky registration and filing fees, printing expenses, transfer agents’ and registrars’ fees, and the fees and disbursements of the Company’s outside counsel. The Company shall not be responsible for any selling expenses including, without limitation, any underwriters’ or brokers’ fees, discounts or commissions relating to the Exchange Shares, or the fees or expenses of separate counsel to the Participating Noteholders, all of which will be solely for the account of the Participating Noteholders.

(c) Obligations of the Company. In connection with the registration of Exchange Shares, the Company shall:

(i) Prepare and file with the Commission, each registration statement required to be filed pursuant to the Third Amended and Restated Notes and such amendments and supplements thereto and any prospectus used in connection therewith and any post-effective amendments or other forms or filings as may be necessary to comply with the provisions of the Securities Act.

(ii) Furnish to the Participating Noteholders such number of copies of the applicable registration statement and the prospectus included therein (including each preliminary prospectus) as they may reasonably request in order to facilitate the intended disposition of the Exchange Shares covered by such registration statement.

(iii) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Participating Noteholders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(iv) Notify each Noteholder owning Exchange Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(v) Cause all such Exchange Shares covered by such Registration Statement to be listed on the Nasdaq SmallCap Market, provided that the Company’s American Depositary Shares are then listed thereon.

(d) Requirement to Keep Effective. The Company shall, subject to (f) below, use its reasonable efforts to keep any registration statement continuously effective until the first to occur of (i) the third anniversary of the effective date of such registration statement, or (ii) the date all Participating Noteholders (i.e., those Noteholders who are identified as selling shareholders under a particular registration statement filed pursuant to the terms of the Third Amended and Restated Note) are eligible to sell all of such Participating Noteholder’s Exchange Shares in any three month period pursuant to Rule 144 (or such successor rule as may be adopted by the Commission).

(e) Notification. The Company shall notify all Participating Noteholders: (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus or for additional information relating to the registration statement; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Exchange Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (v) of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Suspension. The Company may, upon the happening of any event of the kind described in clause (ii), (iii), (iv), or (v) of Section 4(e) above or that, in the judgment of the Company’s Board of Directors, renders it advisable to suspend use of the prospectus for no more than ninety (90) days in the aggregate in any twelve (12) month period due to pending corporate developments, public filings with the Commission or similar events, suspend the effectiveness of the registration statement and use of the prospectus upon written notice to the Participating Noteholders, in which case all Participating Noteholders shall discontinue disposition of the Exchange Shares covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to them or until they are advised in writing by the Company that the use of the applicable prospectus may be resumed. The Company shall use its reasonable efforts to ensure that the use of the prospectus may be resumed as soon as practicable. The three year period referenced in clause (i) of Section 4(d) above during which the Company is to keep the registration statement effective shall be extended for a number of days equal to the number of days during which the Company has elected to suspend the use of the registration statement pursuant to this Section 4(f). The Company shall use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction, at the earliest practicable moment.

(g) Noteholder Obligation to Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4 with respect to the Exchange Shares of any Participating Noteholder that such Noteholder shall furnish to the Company such information regarding itself, the Exchange Shares held by such Participating Noteholder, and the intended method of disposition of such securities as shall be required, in the reasonable opinion of the Company, to effect the registration of such Participating Noteholder’s Exchange Shares.

(h) Indemnification.

(i) The Company will, and does hereby undertake to, indemnify and hold harmless each Participating Noteholder, each of its officers, directors, employees and agents and partners, and each person controlling such Participating Noteholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to the terms of the Third Amended and Restated Notes, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including settlement of any litigation, commenced or threatened, or any rule or regulation under the Securities Act or other applicable law, to which they may become subject, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (preliminary or final), offering circular or other document or amendments thereto, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arising out of, or based on any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will promptly reimburse each such Noteholder, each of its officers, directors and partners, and each person controlling such Noteholder, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in the Company’s reliance on conformity with written information furnished to the Company by an instrument executed by such Noteholder for use in connection with such registration statement, prospectus, offering circular or other document.

(ii) Each Participating Noteholder will indemnify and hold harmless the Company, each of its directors and officers, agents and employees, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other Participating Noteholder, each of its officers, directors, employees, agents and partners and each person controlling such Participating Noteholder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities, joint or several, (or actions in respect thereof to which they may become subject) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or amendments thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein in light of the circumstances in which they were made, or necessary to make the statements therein, not misleading, and will promptly reimburse the Company, each such other Participating Noteholder, such directors, officers, employees and agents, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Participating Noteholder expressly for use in connection with such registration statement, prospectus, offering circular or other document. In no event shall the liability of any Participating Noteholder be greater in amount than the dollar amount of the net proceeds received by such Participating Noteholder upon sale of the Exchange Shares giving rise to such indemnification obligation.

(iii) Each party entitled to indemnification under this Section 4(h) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall deliver written notice to the Indemnifying Party of commencement thereof. The Indemnifying Party, at its sole option, may participate in or assume the defense of any such claim or any litigation resulting therefrom with counsel reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at the Indemnified Party’s expense, provided, that if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 except to the extent that such failure to give notice shall materially prejudice the Indemnifying Party in the defense of any such litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term a release from all liability in respect to such claim or litigation by the claimant or plaintiff to such Indemnified Party.

(iv) If the indemnification provided for in this Section 4(h) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law (subject to the limitation in Section 4(h)(ii) hereof), contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(v) The obligations of the Company and each Participating Noteholder under this Section 4(h) shall survive completion of any offering of Exchange Shares under any registration statement filed pursuant to the terms of the Third Amended and Restated Notes. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(i) Reports Under Exchange Act. With a view to making available to Participating Noteholders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Participating Noteholder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (c) furnish to any Participating Noteholder, so long as the Participating Noteholder owns any Exchange Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Participating Noteholder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

5. No Further Amendments.

Except as provided herein, the Notes and the Series A Warrants and Series B Warrants (each as amended and restated, in the form attached hereto) shall remain in full force and effect and no other provision shall be deemed to be amended or otherwise modified hereby including, without limitation, any other provision relating to the payment of principal or interest on the Notes. Nothing herein shall constitute a Default or Event of Default under the Notes. No consent hereunder shall be deemed a waiver of or consent to any modification of any rights of any Holder under the Purchase Agreement, the Notes or the Series A Warrants or Series B Warrants, except as expressly set forth herein and therein. This Third Amendment, including the attached documents, shall be considered an integral part of the Purchase Agreement, the Notes and the Series A Warrants and Series B Warrants, governed by all applicable terms thereof.

6. Transfers of the Notes or Warrants.

In the event of any permitted transfer of a Note or Series A Warrant or Series B Warrant, the Holder thereof shall provide a copy of this Third Amendment (including the form of the attached Note and Warrant) to the proposed transferee, and in addition to any other transfer requirements under the Purchase Agreement, shall provide the proposed transferee’s written acknowledgement of receipt and acceptance thereof.

7. Issuance of ADSs.

The Company shall indemnify the Noteholders for any losses resulting from the failure of The Bank of New York (or any successor depository agent of the Company, the “Depository Agent”) to issue American Depository Shares (“ADSs”) to the Noteholders within five (5) business days of any exchange of principal amount of the Third Amended and Restated Notes in accordance with the procedures set forth in Annex D hereto; provided, however, that the amount of such indemnification shall not exceed the amount by which (i) the lesser of (A) the closing price of the Company’s ADSs as quoted on the Nasdaq Stock Exchange (or any successor securities exchange, automated quotation system or electronic bulletin board on which the ADSs may be principally quoted or traded) on the date of completion of any such exchange or (B) such closing price of the Company’s ADSs on the fifth (5th) business day thereafter, exceeds (ii) such closing price of the Company’s ADSs on the date of actual issuance of the ADSs by the Depository Agent.

8. Representations and Warranties.

(a) In order to induce the Holders to enter into this Third Amendment, the Company hereby represents and warrants to the Holders that the Company has full power, right and legal authority to execute, deliver and perform its obligations under this Third Amendment. The Company has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Third Amendment. This Third Amendment constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally. All of the obligations under the Third Amended and Restated Notes are owing by the Company to the Purchasers without defense, offset or counterclaim on the date hereof.

(b) Each of the Holders hereby affirms, with the same effect as if set forth in full herein, the representations and warranties made in Section 11 of the Purchase Agreement (as attached hereto as Annex E) including in the definition of “Acquired Securities” for purposes of such affirmation the Third Amended and Restated Notes to be delivered pursuant to Section 2 hereof, including any Exchange Shares and the Series A Warrants and Series B Warrants as amended and restated) and any Ordinary Shares issued pursuant to the exercise thereof.

9. Effective Date.

This Third Amendment shall become effective upon (i) the Company’s payment of the prepayment amounts specified in Section 2(b) and (ii) the Company’s delivery of the Third Amended and Restated Notes and the Amended and Restated Series A and Series B Warrants.

10. Amendments.

This Third Amendment may not be amended, modified or supplemented except by a subsequent written agreement signed by the parties hereto.

11. Counterparts.

This Third Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one in the same instrument.

12. Governing Law.

This Third Amendment shall be governed by the laws of the State of New York (without giving effect to any conflicts of law rules or principles, other than New York General Obligations Law Sections 5-1401 and 5-1402).

13. Headings.

The headings of this Third Amendment have been included solely for convenience of reference and shall not be deemed to affect the meaning or interpretation hereof in any respect.

14. Counterparts.

This Third Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

15. Survival of the Purchase Agreement.

Each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Purchase Agreement in any related document (other than the Purchase Agreement) shall mean and be a reference to the Purchase Agreement as amended hereby. Except as specifically amended by this Third Amendment, the Purchase Agreement shall remain in full force and effect and is hereby ratified, confirmed and acknowledged by the Company. This Third Amendment shall not be deemed to (i) be a consent to any waiver or modification of any term or condition of the Purchase Agreement or any document delivered pursuant thereto, except in each case as expressly provided herein, or (ii) prejudice any right or rights the Purchasers may now or in the future have in connection with the Purchase Agreement.

16. Entire Agreement.

This Third Amendment (together with the exhibits and the other documents delivered pursuant hereto) supercedes the letter agreement dated August 11, 2004 between the Company and Silver Creek Investments, Ltd. in its entirety.

[Signature pages follow, remainder of page is intentionally blank]

IN WITNESS WHEREOF, the Company and the Holders have executed this Third Amendment to the Securities Purchase Agreement as of the day and year first above written.

SENETEK PLC

By:	\s\ Bradley D. Holsorth
Name:	Bradley D. Holsworth
Title:	Chief Financial Officer

SILVER CREEK INVESTMENTS, LTD.

By:	\s\ Robert T. Tucker
Name:	Robert T. Tucker
Title:	Director

BOMOSEEN INVESTMENTS, LTD.

By:	\s\ Robert T. Tucker
Name:	Robert T. Tucker
Title:	Director

ELSTREE HOLDINGS, LTD.

By:	\s\ Robert T. Tucker
Name:	Robert T. Tucker
Title:	Attorney-in-fact

DANDELION INVESTMENTS, LTD.

By:	\s\ Robert T. Tucker
Name:	Robert T. Tucker
Title:	Attorney-in-fact

PEARL WAVES LTD.

By:	\s\ Robert T. Tucker
Name:	Robert T. Tucker
Title:	Attorney-in-fact

WALLINGTON INVESTMENT HOLDINGS, LTD.

By:	\s\ Robert T. Tucker
Name:	Robert T. Tucker
Title:	Attorney-in-fact

SCHEDULE 1

NOTEHOLDERS AND WARRANTHOLDERS

(Ownership Interests as at September 30, 2004 prior to Repayment of Principal)

Purchaser	Principal Amount of Notes	Number of Series A Warrants	Number of Series B Warrants	Number of Series D Warrants
Silver Creek Investments, Ltd.	$—	892,241	991,379	223,161
Bomoseen Investments, Ltd.	$—	892,241	991,379	360,394
Elstree Holdings, Ltd.	$—	607,759	675,287	929,054
Dandelion Investments, Ltd.		$607,759	675,287	1,377,846
Pearl Waves, Ltd.	$2,444,285	—	—	—
Wallington Investment Holdings Ltd.	$2,444,285	—	—	—

ANNEX A

FORM OF THIRD AMENDED AND RESTATED SENIOR SECURED NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS NOTE IS SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT DESCRIBED BELOW.

SENETEK PLC

THIRD AMENDED AND RESTATED

SENIOR SECURED NOTE DUE APRIL 1, 2007

No. [ ]	April 14, 1999
$1,644,285.00

FOR VALUE RECEIVED, the undersigned, SENETEK PLC, a corporation organized and existing under the laws of England (herein called the “Company”), hereby promises to pay to              (the “Holder”) at such bank or other financial institution and account therein as shall be designated by the Holder, the principal sum of one million six hundred and forty four thousand, two hundred and eighty five ($1,644,285) with the aggregate principal amount due and payable as set forth in Section 2 below, with interest (computed on the basis of a 360-day year of twelve 30-day months and compounded daily) on the unpaid balance thereof from the date hereof (subject to the last sentence of this paragraph) at the rate of 8.5% per annum, payable semi-annually on the last day of June and December in each year until the earlier of April 1, 2007 (the “Maturity Date”) or the date on which the aggregate principal amount due and payable under the Note has been pre-paid in full or exchanged in full, in accordance with the terms of this Note. Interest not paid on the due date for payment thereof shall be capitalized and added to the principal amount outstanding under this Note. The Company will pay interest on any overdue payment (including any overdue prepayment) of principal and any overdue payment of interest, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand) at a rate equal to 12% per annum. If any portion of the principal payments due pursuant to Section 2 of this Note is not paid in full on the date specified therein, the interest rate on the unpaid principal balance of the Note shall be permanently increased to 12% per annum until the Note has been paid in full.

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Securities Purchase Agreement, dated as of April 14, 1999, as amended to date (the “Purchase Agreement”), between the Company and Silver Creek Investments, Ltd., Dandelion Investments, Ltd., Bomoseen Investments, Ltd., and Elstree Holdings, Ltd. (the “Investors”).

2. Amortization. Payments of the principal amount due hereunder shall be made by the Company as follows:

(a) On the Maturity Date, the Company shall pay to the Holder the remaining balance of the principal amount of the Note.

(b) Prior to the Maturity Date, the Holder may exchange all or a portion of the then remaining principal amount Note for Ordinary Shares in accordance with the provisions of Section 3 of this Note.

(c) The Company shall be entitled to prepay the outstanding principal amount of the Note, in whole or in part, at any time prior to the Maturity Date, without penalty or premium, provided, that the Company shall have given written notice to the Holders (as defined in Section 3(a) hereof) of the amount (the “Prepayment Amount”) and the date (the “Prepayment Date”) of the prepayment at least forty five (45) days prior to the Prepayment Date. Prior to the Prepayment Date, the Holders may elect, by giving the Company notice thereof at least five (5) business days prior to the Prepayment Date, to exchange on the Prepayment Date a principal amount of the Notes equal to a portion or all of the Prepayment Amount (the “Prepayment Exchange Amount”) into Ordinary Shares at the then applicable Exchange Price (the “Prepayment Exchange”) and on the Prepayment Date, the Company shall issue to the Holders the Ordinary Shares for which the Prepayment Exchange Amount is so exchanged and thereupon the Prepayment Amount and the principal amount of the Notes shall be reduced by the Prepayment Exchange Amount. Upon issuance of the Ordinary Shares to the Holders on the Prepayment Date, the Company shall pay to the Holders, in cash, all unpaid interest accrued from the last interest payment date through the Prepayment Date on the principal amount of the Notes equal to the Prepayment Exchange Amount.

3. Exchange.

(a) Exchange Option. The then outstanding principal amount of the Notes shall be exchangeable, as provided in this Section 3, at the option of the holders of the then outstanding Third Amended and Restated Senior Secured Notes (the “Holders”) at any time prior to the Maturity Date (or the earlier pre-payment of such Notes) into Ordinary Shares at an initial exchange price (“Exchange Price”) of eighty cents ($0.80) per Ordinary Share, subject to adjustment as provided in paragraph (f) below.

(b) Initial Exchange. At any time prior to the Maturity Date, one or more Holders may give a written notice (the “Notice”) to the Company of their election to exchange an aggregate total of not less than one million one hundred thousand dollars ($1,100,000) (either in a single exchange in that amount, or in an exchange which, when combined with the Prepayment Exchange Amount of all Prepayment Exchanges with respect to which the Ordinary Shares issued (and related American Depositary Shares) have not been registered for resale on a Registration Statement pursuant to this Section 3 (“Unregistered Prepayment Exchange Shares”), equals or exceeds that amount) in principal amount of Notes (the “Initial Exchange Amount”) into Ordinary Shares and demand that the Company register on Form S-3 under the Securities Act of 1933 the resale of that number of Ordinary Shares (and related American Depositary Shares (“ADSs”) (“Exchange Shares”) obtained by dividing the Initial Exchange Amount by the then applicable Exchange Price plus the number of outstanding Unregistered Prepayment Exchange Shares. As promptly as practicable after the Company’s receipt of the Notice, the Company shall give written notice (“Company Notice”) to each other Holder (“Non-Initiating Holders”) of its receipt of the Notice and invite such Non-Initiating Holders to participate in the exchange and registration and (ii) prepare and file in accordance with the applicable rules of the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-3 covering the resale of such Exchange Shares. The Company shall not be obligated to include in the Registration Statement, any shares of any Non-Initiating Holder who does not respond in writing to the Company within three (3) days of the date of delivery of the Company Notice.

(c) Subsequent Exchanges. Following the initial exchange provided for in paragraph (b), the Holders (collectively) may give not more than two (2) further written notices (“Subsequent Notices”) to the Company, in each case of their election to exchange not less than one million, seventy-five thousand dollars ($1, 075,000) (either in a single exchange or in an exchange which, when combined with the Prepayment Exchange Amount of all Prepayment Exchanges with respect to which Unregistered Prepayment Exchange Shares have been issued, equals or exceeds that amount) in principal amount of Notes (“Subsequent Exchange Amount”) and demand that the Company register on Form S-3 the resale of that number of Exchange Shares determined by dividing the Subsequent Exchange Amount by the then applicable Exchange Price plus the number of outstanding Unregistered Prepayment Exchange Shares. As promptly as practicable after the Company’s receipt of any such Subsequent Notice, the Company shall send a Company Notice to each Non-Initiating Holder of its receipt of the Subsequent Notice and invite such Non-Initiating Holders to participate in the exchange and registration and (ii) prepare and file in accordance with the applicable rules of the Commission a Registration Statement on Form S-3 covering the resale of such Exchange Shares. The Company shall not be obligated to include in the Registration Statement, any shares of any Non-Initiating Holder who does not respond in writing to the Company within three (3) days of the date of delivery of the Company Notice.

(d) Further Exchanges. Following the exchanges and registrations provided for in paragraphs (b) and (c) above, if any Holders shall have elected not to complete a Closing (as defined below) of an exchange provided for in such paragraphs or in this paragraph (d) by reason of the non-satisfaction of any of the conditions specified in paragraph (e) below, for each such uncompleted Closing (“Uncompleted Closing”) such Holders may give a further written notice (“Further Notice”) to the Company of their election to exchange the principal amount of Notes which were not exchanged as a result of an Uncompleted Closing (“Further Exchange Amount”) and to demand that the Company file an additional Registration Statement on Form S-3 covering the resale of a number of Exchange Shares equal to the sum of (i) that number of Exchange Shares determined by dividing the Further Exchange Amount by the then applicable Exchange Price and (ii) the number of outstanding Unregistered Prepayment Exchange Shares. As promptly as practicable after the Company’s receipt of any such Further Notice, the Company shall prepare and file in accordance with the applicable rules of the Commission, a Registration Statement on Form S-3 covering the resale of such Exchange Shares. It is understood and agreed that the Company shall not have any obligation to file a registration statement pursuant to this Section 3(d) unless the Further Notice with respect to such requested registration statement relates, either solely or in combination with Unregistered Prepayment Exchange Shares, to the then aggregate outstanding principal amount of the Notes that was not exchanged as a result of any prior Uncompleted Closing.

(e) Closings. The closing of any exchange and the issuance of Exchange Shares pursuant paragraphs (b), (c) or (d) above (each, a “Closing”) shall occur on the second (2nd) trading day (i.e., any day on which the Nasdaq Stock Market is open) following the effectiveness of the Registration Statement with respect to the particular Exchange Shares to be issued at Closing; provided, however, that it shall be a condition of each Holder’s obligation to complete the Closing that: (i) the Holders shall not have withdrawn their Notice (or Subsequent Notice or Further Notice, as the case may be) prior to the filing of the relevant Registration Statement providing for the resale of the Ordinary Shares, (ii) the Registration Statement shall have been declared effective by the Commission within thirty (30) days after the filing thereof by the Company, (iii) such Registration Statement is effective on the date of Closing, and (iv) the Commission shall not have taken any action to suspend or revoke the effectiveness of such Registration Statement. On the date of each Closing, the Company shall deliver a certificate, dated the date of the Closing, executed by an executive officer of the Company certifying as to the matters set forth in clauses (i), (ii) and (iii) and (iv) above and, contemporaneously with the issuance of the relevant Exchange Shares, shall pay to the Holders, in cash, any accrued and unpaid interest due from the last interest payment date through the date of Closing with respect to the principal amount of Notes extinguished in the exchange transaction. Each Holder shall, on the date of Closing, deliver to the Company its Note for cancellation and the Company shall deliver to each such Holder a new Note reflecting the reduced principal amount resulting from the exchange.

(f) If the Company:

takes a record of the holders of its Ordinary Shares for the purpose of entitling them to receive or pays a dividend payable in, or other distribution of, Ordinary Shares;

subdivides its outstanding shares of Ordinary Shares into a greater number of Ordinary Shares; combines its outstanding Ordinary Shares into a lesser number of shares of Ordinary Shares; and or makes a distribution on its Ordinary shares in shares of its capital stock other than Ordinary Shares,

then the Exchange Price in effect shall (until another such event) equal (to the nearest full cent) the result obtained by multiplying (x) the Exchange Price in effect immediately prior to such adjustment by (y) a fraction, the numerator of which shall be the number of Ordinary Shares issued and outstanding immediately prior to the distribution, dividend, subdivision or combination referred to in clauses (i), (ii) (iii) and/or (iv) above and the denominator of which shall be the number of Ordinary Shares issued and outstanding immediately after the distribution, dividend, subdivision or combination referred to in clauses (i), (ii), (iii) and/or (iv) above. The Company shall promptly calculate any adjustment required under this paragraph (f) and so advise the Noteholder, in writing by first-class mail, postage pre-paid, within 10 days after the calculation of such adjustment.

4. Payments.

(a) Payments of principal (other than with respect to any exchange provided for in Section 3) are to be made in immediately available funds in the manner provided for in the Purchase Agreement, in lawful money of the United States of America.

(b) Payments of interest are to be made (i) in immediately available funds in the manner provided for in the Purchase Agreement, in lawful money of the United States of America, or (ii) at the Company’s option, by the issuance on the applicable interest payment date of such number of Ordinary Shares, which Ordinary Shares shall be registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, which when each Ordinary Share is multiplied by its Fair Market Value the product shall equal the amount of interest due under this Note on the applicable interest payment date. For purposes of the preceding sentence, “Fair Market Value” shall mean the average of the daily closing sales prices for American Depositary Shares representing Ordinary Shares for the five (5) consecutive trading days commencing eight (8) trading days prior to the date interest is to be paid in accordance with this Section 4(b), as reported in The Wall Street Journal, or if not reported therein, as reported in another newspaper of national circulation chosen by the Board of Directors or as reported by a national securities exchange of the National Association of Securities Dealers, Inc. Automated Quotations System, or if the American Depositary Shares are not then listed on the Nasdaq SmallCap market or Nasdaq’s National Market List or a national securities exchange, the average of the closing reported bid and asked prices on such day in the over-the-counter market, as furnished by Nasdaq’s OTC Bulletin Board service, or, if such service is not then reporting such prices, as furnished by any similar service or firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company.

5. Issuance. This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Purchase Agreement. The obligations of the Company evidenced by this Note are secured on a pari passu basis pursuant to the Security Agreement, the Pledge Agreement, the Guaranty and the Patent and Trademark Security Agreement; provided, that any liability in connection with any issue or proposed issue of Ordinary Shares by the Company in satisfaction of interest payments pursuant to this Note shall not be subject to such security interest. The Holder is entitled to the benefits of the Purchase Agreement, the Security Agreement, the Pledge Agreement, the Guaranty, the U.K. Security Agreement and the Patent and Trademark Security Agreement and is bound by their provisions.

6. Usury. Notwithstanding any provision to the contrary contained in this Note or any of the other Transaction Documents, it is expressly provided that in no case or event shall the aggregate of (i) all interest on the unpaid balance of the Notes, accrued or paid from the date hereof and (ii) any other amounts accrued or paid pursuant to the Notes or any of the other Transaction Documents, which under applicable laws are or may be deemed to constitute interest upon the indebtedness evidenced by the Notes from the date hereof, ever exceed the maximum nonusurious rate of interest permitted for that day under the applicable law (the “Ceiling Rate”). By acceptance of this Note, the Company and the Holder agree that it is their common and overriding intent to contract in strict compliance with applicable federal and New York usury laws (and the usury laws of any other jurisdiction whose usury laws are deemed to apply to the Notes or any of the other Transaction Documents despite the intention and desire of the parties to apply the usury laws of the State of New York, including, without limitation, the laws of the State of California). In furtherance thereof, none of the terms of the Notes or any of the other Transaction Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Ceiling Rate. The Company or other parties now or hereafter becoming liable for payment of the indebtedness evidenced by the Notes shall never be liable for interest in excess of the Ceiling Rate. If, for any reason whatever, the interest paid or received on the Notes during their full term produces a rate which exceeds the Ceiling Rate, the holders of the Notes shall credit against the principal of the Notes (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid on the Notes to produce a rate equal to the Ceiling Rate. All sums paid or agreed to be paid to the holders of the Notes for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Notes, so that the interest rate is uniform throughout the full term of the Notes. The provisions of this Section 6 shall control all agreements, whether now or hereafter existing and whether written or oral, between the Company and the Holder.

7. Loss, Destruction of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company (the original Noteholder’s indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Notes owned by such holder), or in the event of such mutilation upon surrender and cancellation of this Note, the Company will make and deliver a new Note, of like tenor, as provided for in such lost, stolen, destroyed or mutilated Note, in lieu of such lost, stolen, destroyed or mutilated Note. Any Notes issued under the provisions of this Section 7 in lieu of any Note alleged to be lost, destroyed or stolen, or of any mutilated Note, shall constitute an original contractual obligation on the part of the Company.

8. Registered Note. This Note is a registered Note and, to the extent provided in and subject to the terms of the Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

9. Default. In case an Event of Default, as defined in the Purchase Agreement, shall occur, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Purchase Agreement.

10. Amendments. Neither this Note nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Note may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent (which consent shall specifically refer to the term to be changed, waived, discharged or terminated) of the Company and the holders of the Notes that represent in the aggregate at least a majority of the total principal amount of the Notes then outstanding (whether or not the Holder of this Note consents).

11. Severability. If in any jurisdiction, any provision of this Note or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

12. Notice. Any notice or document required or permitted by this Note to be given to a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid certified mail, return receipt requested, to such party addressed as follows:

(i) If to the Company:	Senetek PLC

620 Airport Road
Napa, California 94558
Attention: Chairman and CEO

copy to:	Coudert Brothers LLP
1114 Avenue of the Americas
New York, New York 10036
Attention: Anthony Williams, Esq.

(ii) If to the Holder:	c/o Robert T. Tucker, Esq.
61 Purchase Street, Suite 2R
Rye, New York 10580

Notice so mailed shall be deemed to have been given upon receipt if delivered personally or on the fifth business day next following the date of the returned receipt. Any notice delivered to the party to whom it is addressed shall be deemed to have been given and received on the day it is delivered. Any party may from time to time notify the others in the manner provided herein of any change of address which thereafter, until changed by like notice, shall be the address of such party for all purposes hereof.

13. Governing Law; Choice Of Forum; Certain Consents; Waiver Of Jury Trial, Counterclaim, Setoff. This Note shall be deemed to have been made in New York, New York. This Note and the rights granted herein shall be governed by and construed and enforced under the laws of the State of New York (without giving effect to any conflicts of law rules or principles, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). Any judicial proceeding brought by or against the Company with respect to this Note or any related Note shall be brought in any court of competent jurisdiction in the United States of America in the Southern District of New York, and, by execution and delivery of this Note, the Company accepts the exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note. If any action is commenced in any other jurisdiction the parties hereto hereby consent to the removal of such action to the United States District Court for the Southern District of New York. The Company hereby irrevocably designates Coudert Brothers LLP-New York as the designee, appointee and agent of the Company to receive, for and on behalf of the Company, service of process in the above described jurisdiction in any legal action or proceeding with respect to this Note or any other Transaction Document or the rights and obligations hereunder or thereunder and such service shall be deemed completed upon delivery thereof to such agent. It is understood that a copy of such process served on such agent will be promptly forwarded by mail to the Company at its address set forth in Section 12 hereof, but the failure of the Company to receive such copy shall not affect in any way the service of such process. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address, such service to become effective 10 days after such mailing. Nothing herein shall affect the right of the Purchaser to serve process in any other manner permitted by law. The Company waives in each such action and other legal proceeding the right to trial by jury and the right to assert any counterclaim or setoff.

14. Replacement Note. This Note amends and restates, is in substitution of and supersedes, the Second Amended and Restated Senior Secured Note Due April 1, 2007, dated as of April 14, 1999, which amended and restated the Amended and Restated Senior Secured Note due April 15, 2004, dated as of April 14, 1999, which amended and restated the Senior Secured Note Due April 14, 2002, dated as of April 14, 1999, which was issued pursuant to the Purchase Agreement.

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered as of the day and year and at the place first above written.

SENETEK PLC

By:
Name:	Bradley D. Holsworth
Title:	Chief Financial Officer

ANNEX B

FORM OF AMENDED AND RESTATED SERIES A WARRANT

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER NOR ANY AMERICAN DEPOSITARY SHARES REPRESENTING THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NONE OF THEM MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED NOR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SECOND AMENDED AND RESTATED WARRANT

to Purchase [            ] Ordinary Shares of

SENETEK PLC

Issued: April 14, 1999

Expires: March 4, 2011

Series A

NO. [    ]

This Warrant amends and restates in its entirety the Warrant issued to Holder (as defined below) to purchase the same number of Ordinary Shares (as defined below) set forth above issued on April 14, 1999 and amended on January 22, 2001 and amended and restated June 20, 2001. This Warrant certifies that [            ] or its registered and permitted successors or assigns (“[            ]” or the “Holder”), is entitled to, subject to the terms set forth below, purchase from SENETEK PLC, a corporation organized under the laws of England (the “Company”), from time and time up to [                    ] ([            ]) duly authorized, validly issued, fully paid and nonassessable Ordinary Shares (as such number may be adjusted pursuant to Section 4(a) and Section 5 herein) which may be exchanged for American Depositary Shares (“ADS”) represented by American Depositary Receipts (“ADR”) (the Ordinary Shares of the Company, including any shares into which it may be changed, reclassified, or converted, are herein referred to as the “Ordinary Shares”). This Warrant is one of the Series A Warrants (the “Warrants”) issued pursuant to Section 2 of the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of April 14, 1999, by and between the Company, Silver Creek Investments, Ltd., Bomoseen Investments, Ltd., Dandelion Investments, Ltd. and Elstree Holdings, Ltd. The Ordinary Shares issuable upon exercise of the Warrants (and any other or additional shares, securities or property that may hereafter be issuable upon exercise of the Warrants) are sometimes referred to herein as the “Warrant Shares,” and the maximum number of shares so issuable under this Warrant is sometimes referred to as the “Aggregate Number” (as such number may be increased or decreased as more fully set forth herein).

This Warrant is subject to the following provisions, terms and conditions:

Section 1. Exercise of Warrant.

(a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office located at 620 Airpark Road, Napa, California 94558, (A) a written notice, in substantially the form of the Exercise Notice attached hereto as Exhibit 1, of the Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (B) (i) cash, money order, certified check or wire transfer of immediately available funds payable to the Company, in an amount equal to the Exercise Price (as defined below) multiplied by the number of Warrant Shares being purchased, or (ii) a copy of an instrument representing outstanding principal amount of indebtedness of the Company owed to the Holder, accompanied by a notice stating the Holder’s intent to exercise this Warrant, in whole or in part, by the reduction of the amount of indebtedness stated in the notice and represented by the instrument in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, and (C) this Warrant. The Company shall as promptly as practicable, and in any event within ten (10) Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Warrant Shares specified in such notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified in such notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued and the

Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares immediately prior to the close of business on the date such notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining Ordinary Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes (except United Kingdom stamp tax duties) and other charges payable in connection with the preparation, issue and delivery of such certificates and new Warrants, except that in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

(b) All Ordinary Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than United Kingdom stamp duty taxes and any other transfer taxes) and, if any Ordinary Shares are then listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or quoted on an automated quotation system, shall be listed or quoted thereon, as the case may be, to the extent permissible under the rules of such exchange and not prohibited by law, it being understood that such listing does not bear upon the transferability of such shares under the Act and the other provisions of this Agreement.

(c) The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of an Ordinary Share, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1 / 100 of a share) of the Fair Market Value (as defined below) of one Ordinary Share on the Business Day immediately prior to the date of receipt by the Company of notice of exercise of this Warrant.

(d) The Company shall pay all depositary fees payable to the depositary and all stamp duty reserve taxes due to Inland Revenue in respect of the issuance of American Depositary Shares or American Depositary Receipts in respect of Ordinary Shares issued upon exercise of the Warrant.

Section 2. Terms and Conditions of Warrants.

(a) Exercise. Warrants to purchase [            ] (as adjusted in accordance with the principles of Section 4(a) or Section 5 hereof) Ordinary Shares shall be exercisable at any time, and from time to time, on or after the date hereof (the “Exercise Date”), and shall expire at 11:50 p.m., New York City time, on March 4, 2011 (the “Expiration Date”).

(b) Purchase Price. Subject to the provisions of Sections 5 and 6 hereof, the purchase price per Ordinary Share shall be $1.00 (the “Exercise Price”).

(c) Restrictions on Transfer and Registration Rights.

(i) Each certificate for any Warrant Shares issued upon the exercise of this Warrant, and each certificate issued upon the transfer of any such Warrant Shares and each American Depositary Receipt representing American Depositary Shares (except as otherwise permitted by this Section 2(c)) shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

(ii) The restrictions imposed by this Section 2(c) upon the transferability of Warrants and Warrant Shares and related American Depositary Shares shall cease and terminate as to any particular Warrants, Warrant Shares or related American Depositary Shares, (a) when such securities shall have been effectively registered under the Securities Act of 1933, as amended (the “Securities Act”) and disposed of in accordance with the registration statement covering such securities, or (b) when in the reasonable opinion of counsel for the Company such restrictions are no longer required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants, Warrant Shares or related American Depositary Shares, the Holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legend set forth in Section 2(c)(i).

(d) Investment Representation. The Holder, by acceptance hereof, represents as of the date hereof, as follows:

(i) The Warrant Shares issuable upon exercise of the Warrants (collectively, the “Acquired Securities”) will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part of the Acquired Securities in contravention of applicable law, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in or with respect to any of the Acquired Securities.

(ii) The Holder is and upon the acquisition of Acquired Securities upon exercise of the Warrants will be an “accredited investor” within the meaning of Rule 501 of Regulation D of the rules and regulations of the Securities and Exchange Commission under the Securities Act. The Holder has not been organized for the purposes of acquiring the Acquired Securities.

(iii) The Holder understands that the Acquired Securities it may acquire as contemplated by this Warrant are “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”) inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under the federal securities laws and applicable regulations such Acquired Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act. The Holder acknowledges that its investment in the Acquired Securities may be an illiquid investment requiring the Holder to bear the economic risk of the investment for an indefinite period; and

(iv) Without in any way limiting the representations set forth in this Section 2(d), the Holder agrees not to make any disposition of all or any portion of the Acquired Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Warrant (provided that such Holder is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Securities Act and in accordance with any applicable state securities laws), and (A) the Holder shall have notified the Company of the proposed disposition, and (B) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by a law firm experienced in matters involving the sale of securities under federal and state securities laws, that such disposition will not require registration of the Acquired Securities under the Securities Act or registration or qualification under any state securities or “blue sky” law.

In the event certificates for Ordinary Shares are delivered upon the exercise of this Warrant, the Company may cause a legend or legends to be placed on such certificates to make appropriate reference to such foregoing representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

Section 3. Transfer, Division and Combination

The Company agrees to maintain at its offices in Napa, California, books for the registration and transfer of this Warrant and, subject to the provisions of Section 2 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder for the purchase of Ordinary Shares without having a new Warrant issued if Holder shall otherwise have complied with the foregoing provisions of this Section 3 and the applicable provisions of Section 2 hereof. All of the provisions of this Section 3 are subject to the provisions of Sections 2 above. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders thereof or their respective duly authorized agents or attorneys. The Company shall execute and deliver a new Warrant or Warrants exchangeable for the Warrant or Warrants to be divided or combined in accordance with such notice.

Section 4. Successor; Taxes.

(a) Successor Company. The obligations of the Company under this Warrant shall be binding upon any successor company or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor company or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provision for the preservation of Holder’s rights under this Warrant in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

(b) Taxes on Conversion. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder exercising this Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(c) Withholding Taxes.

(i) Except to the extent otherwise required by law, the Company will not withhold United States or United Kingdom withholding taxes from payments to be made to holders of Warrants if such holders (a) are corporations organized under the laws of a jurisdiction outside the United States or United Kingdom or are otherwise persons not resident in the United States or United Kingdom for U.S. federal income tax purposes or United Kingdom tax purposes and (b) provide the Company, upon the Company’s reasonable request, with one or more of Internal Revenue Service Form W-8, Form 4224 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States or Inland Revenue of the United Kingdom certifying as to such holders’ entitlement to an exemption from any such withholding requirements.

(ii) Except to the extent otherwise required by law, the Company will not withhold United States or United Kingdom withholding taxes from payments to be made to holders of Warrants in excess of an applicable treaty rate if such holders (a) are corporations organized under the laws, of a jurisdiction outside the United States or United Kingdom or are otherwise persons not resident in the United States or United Kingdom for U.S. federal income tax purposes or United Kingdom tax purposes, and (b) provide the Company upon the Company’s reasonable request, with one or more of certification of their residence address, Internal Revenue Service Form 1001 or other applicable form, certificates or documents certifying as to such holders’ entitlement to a reduced rate of withholding under any such withholding requirements.

(iii) Except to the extent otherwise required by law, neither Section 4(c)(i) nor Section 4(c)(ii) hereof shall require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has knowledge that (a) the residence or other information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company, or (b) of any other information which would render such exemption or reduced rate inapplicable.

(iv) Notwithstanding the preceding Sections 4(c)(i) and 4(c)(ii), if the Company is required by law to withhold from amounts otherwise payable to a holder of Warrants, whether by reason of a change in law or applicable treaty, or because the applicable treaty withholding rate is greater than zero or by reason of the failure of a holder of Warrants to provide a valid certification or form, the Company shall withhold the amounts required to be withheld. Amounts so withheld with respect to a holder in accordance with this Section 4 shall be treated as distributed to such holder for all purposes of this Warrant.

Section 5. Adjustments to Aggregate Number

The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter as adjusted shall be deemed to be the Aggregate Number hereunder.

(a) Reorganization, Reclassification, Consolidation, Merger or Sale. f any capital reorganization or reclassification of the Company, or any consolidation or merger of the Company with another person, or the sale, transfer or lease of all or substantially all of its assets to another person shall be effected in such a way that holders of Ordinary Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares, then provision shall be made, in accordance with this Section 5, whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in addition to or in exchange for, as applicable, the Warrant Shares subject to this Warrant immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such securities or assets as would have been issued or payable with respect to or in exchange for the Aggregate Number immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby if exercise of the Warrant has occurred immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing or leasing such assets shall assume by written instrument (1) the obligation to deliver to such Holder such securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and (2) all other obligations of the Company under this Warrant. The provisions of this Section 5(a) shall similarly apply to successive consolidations, mergers, exchanges, sales, transfers or leases.

(b) Distributions. If at any time or from time to time the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive or pays any dividend or other distribution to holders of Ordinary Shares (collectively, a “Distribution”) of:

(i) cash,

(ii) any evidences of its indebtedness (other than securities convertible into Ordinary Shares (“Convertible Securities”)), any shares of its capital stock (other than additional Ordinary Shares or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

(iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional Ordinary Shares or Convertible Securities) or any other securities or property of any nature whatsoever, then the holder of this Warrant shall be entitled to receive upon the exercise hereof at any time on or after the taking of such record the number of Ordinary Shares to be received upon exercise of such Warrant determined as stated herein and, in addition and without further payment, the cash, stock, securities, other property, options, warrants and/or other rights to which such holder or holders would have been entitled by way of the Distribution and subsequent dividends and distributions if such Holder (x) had exercised such Warrants immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Ordinary Shares and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Ordinary Shares. A reclassification of the Ordinary Shares into any other class of stock shall be deemed a distribution by the Company to the holders of its Ordinary Shares or such shares of such other class of stock within the meaning of paragraph (c) of this Section 5 and, if the outstanding

Ordinary Shares shall be changed into a larger or smaller number of Ordinary Shares as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding Ordinary Shares within the meaning of paragraph (c) of this Section 5. If the securities to be distributed by the Company involve rights, warrants, options or any other form of Convertible Securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the exercise of this Warrant, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the Holder of this Warrant receives such securities pursuant to the exercise hereof.

(c) In addition to those adjustments set forth in Sections 5(a) and 5(b), but without duplication of the adjustments to be made under such Sections 5(a) and 5(b) and Section 6, if the Company:

(i) takes a record of the holders of its Ordinary Shares for the purpose of entitling them to receive or pays a dividend payable in, or other distribution of, Ordinary Shares;

(ii) subdivides its outstanding shares of Ordinary Shares into a greater number of Ordinary Shares;

(iii) combines its outstanding Ordinary Shares into a lesser number of shares of Ordinary Shares; and/or

(iv) makes a distribution on its Ordinary Shares in shares of its capital stock other than Ordinary Shares,

then (A) the Aggregate Number in effect immediately prior thereto shall be adjusted so that the holder or holders of this Warrant shall thereafter be entitled to receive, upon exercise hereof, the number of Ordinary Shares or other securities of the Company (such other securities thereafter enjoying the rights of Warrant Shares under this Warrant) that such Holder would have owned or have been entitled to receive after the occurrence of such event had such Warrants been exercised immediately prior to the occurrence of such event or the record date with respect thereto, and (B) the Exercise Price shall (until another such event) be adjusted to equal (calculated to the nearest full cent) the quotient derived by dividing (x) the Aggregate Number in effect immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, divided by (y) the Aggregate Number in effect after adjustment pursuant to this Section 5(c).

Section 6. Adjustment to Exercise Price.

(a) If the Company shall issue or sell any Ordinary Shares at a price which is less than the Exercise Price, then the Exercise Price in effect immediately prior thereto shall be adjusted immediately so that the Exercise Price thereafter shall equal the price per Ordinary Share at which such Ordinary Shares described in this Section 6(a) were issued. The provisions of this paragraph (a) shall not apply to any issuance of additional Ordinary Shares: (i) for which an adjustment is provided under Sections 5(a), (b) or (c) or (ii) to any holder (including any successor or assign) upon exercise of any of the Company’s Senior Secured Notes, due April 1, 2007 (or any transferee of any such person).

(b) If the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, any warrants or other rights to subscribe for or purchase (x) any shares of Ordinary Shares or (y) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, at a purchase price per Ordinary Share which is less than the Exercise Price, then the Exercise Price in effect immediately prior thereto shall be adjusted immediately so that the Exercise Price thereafter shall equal the consideration for which such Ordinary Shares or Ordinary Shares subject to Convertible Securities described in this Section (b) were issued. For purposes of this Section 6(b), the consideration for any additional Ordinary Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same or for any additional Ordinary Shares issuable pursuant to Convertible Securities subject to any warrants or other rights shall be the consideration received or receivable by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights and upon the exercise of the Convertible Securities, as the case may be.

(c) If the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive a distribution of or shall in any manner issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, at a purchase price per Ordinary Share which is less than the Exercise Price, then the Exercise Price in effect immediately prior thereto shall be adjusted immediately so that the Exercise Price thereafter shall equal the purchase price per Ordinary Share issuable pursuant to the terms of any Convertible Securities. For purposes of this Section 6(c), the purchase price per Ordinary Share issuable pursuant to the terms of any Convertible Security shall be the consideration received or receivable by the Company for issuing the Convertible Security, plus the additional consideration, if any, payable to the Company upon the purchase of the Ordinary Share pursuant to the Convertible Security.

Section 7. General Provisions Regarding Adjustments to Aggregate Number or Exercise Price.

(a) The following provisions shall be applicable to the making of adjustments of (i) the Aggregate Number as provided in Section 5 or (ii) the Exercise Price as provided in Section 6:

(i) The sale or other disposition of any issued Ordinary Shares owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of Sections 5 and 6.

(ii) The adjustments required by Sections 5 and 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii) In computing adjustments under Sections 5 and 6, fractional interests in Ordinary Shares shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

(iv) If the Company shall take a record of the holders of its Ordinary Shares for an action described in Sections 5 or 6 hereof, but abandons its plan to take such action prior to effecting such action, then no adjustment shall be required by reason of the taking of such record.

(v) Notwithstanding anything herein to the contrary, no adjustment shall be made to the Aggregate Number or Exercise Price as a result of adjustments to the Aggregate Number or Exercise Price as defined in any Warrants issued to the Holder on the date hereof.

(vi) Upon the expiration or termination of any of the warrants or other rights or options referred to in Section 6(b) above or the Convertible Securities referred to in Section 6(b) or 6(c) above, the Exercise Price after the expiration or termination of any such warrants, rights, options or Convertible Securities without any exercise or conversion thereof, the issuance of which caused an adjustment to the Exercise Price, shall be readjusted to such Exercise Price prior to the adjustment made upon the issuance of such warrants, rights, options or Convertible Securities.

(vii) In case of the issuance at any time of any additional Ordinary Shares or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Ordinary Shares, the Company shall be deemed to have received for such additional Ordinary Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

(viii) Notwithstanding anything herein to the contrary, no adjustment to the Aggregate Number or Exercise Price shall be made for issuances of (A) options to purchase up to 500,000 Ordinary Shares (excluding the options referenced in (D) below) after the date of this Warrant pursuant to the Company’s No. 1 Executive Share Option Scheme and No. 2 Executive Share Option Scheme or any other employee, non-executive director or consultant share option scheme approved by the Company’s directors, and Ordinary Shares issuable or issued upon exercise of such options, (B) Ordinary Shares issued or issuable upon (x) the exercise of options, warrants or rights to subscribe for or purchase Ordinary Shares, or (y) the conversion or exchange of securities convertible into or exchangeable for Ordinary Shares or options, warrants or rights to subscribe for or purchase Ordinary Shares, in each case only to the extent outstanding on the date of issuance of this Warrant, (C) Ordinary Shares issued pursuant to a transaction described in Section 5(a) or (b) hereof, (D) options to purchase an aggregate of 325,000 Ordinary Shares that the Company has committed to grant to Brad Holsworth and Wade H. Nichols pursuant to the Company’s No. 1 Executive Share Option Scheme and (E) any Ordinary Shares previously issued (or issuable following the date of the date of execution of this Second Amended and Restated Series A Warrant to Purchase Ordinary Shares) upon any exercise of any of the 5,000,000 Series D Warrants issued by the Company on September 4, 2003.

(ix) No adjustment of the Exercise Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made.

(b) If any event occurs as to which the provisions of Section 5 or Section 6 are not strictly applicable but the lack of any provision for the exercise of the rights of a holder or holders of Warrants would not fairly protect the purchase rights of such holder or holders of Warrants in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States (which may be the regular outside auditors of the Company) of recognized national standing in the United States satisfactory to the Holder, which shall give its opinion as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the provisions of Section 5 or Section 6, the exercise rights of the holders of Warrants. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

(c) Within 45 days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to Section 5 or Section 6, the Company shall cause to be promptly mailed to each holder of Warrants (and upon the exercise of any Warrants to the exercising holder) by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number or Exercise Price, as the case may be, effected since the date of the last such notice and a certificate of the Company’s Chief Financial Officer or, in the case of any such notice delivered within 45 days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and acceptable to a majority in interest of the holders of the Warrants (who may be the regular outside auditors employed by the Company), in each case, setting forth the Aggregate Number or Exercise Price, as the case may be, after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.

Section 8. Covenant to Reserve Shares of Ordinary Shares.

The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Ordinary Shares sufficient to enable it at any time to fulfill all its obligations hereunder. The issuance of such shares has been duly and validly authorized, and when issued and sold in accordance with the Warrants, such shares will be duly and validly issued, fully paid and nonassessable.

Section 9. Call Rights.

Provided that no Event of Default as described in Section 9 of the Securities Purchase Agreement has occurred, upon ninety (90) days prior written notice (the “Call Notice”) to the holders of the Warrants, the Company shall have the right to call and require such holders to sell to the Company all of such holder’s Warrants then outstanding at the termination of such ninety (90) day period if: (i) the closing sale price of the Company’s American Depositary Shares on any national securities exchange or automatic quotation system on which the Company’s American Depositary Shares are then listed or quoted, equals or exceeds $3.00 for twenty (20) consecutive trading days; and (ii) the average daily trading volume of the Company’s American Depositary Shares for such twenty trading day period exceeds 100,000 shares per day; and (iii) the American Depositary Shares representing 2,105,715 Warrant Exercise Shares (as defined in the Settlement Agreement referred to in the Securities Purchase Agreement) have been registered for resale pursuant to a registration statement declared effective under the Securities Act of 1933, as amended, by the United States Securities and Exchange Commission, and (iv) during the 90 day period commencing on the date the holder of this Warrant receives the Call Notice, the Company shall have complied with Section 1(a) herein. Any such notice shall comply with Section 15 below and shall specify the date for purchase of such Warrants. The purchase price for each called warrant shall be the Exercise Price and shall be paid within two (2) Business Days of the receipt by the Company of each Warrant. Notwithstanding anything else contained in this Section 8, the holder of this Warrant shall be entitled to exercise the Warrant and sell the underlying Warrant Shares during such ninety (90) day period in accordance with the terms of this Warrant.

Section 10. Notices.

In the event that:

(A) the Company proposes to pay any dividend payable in stock (of any class or classes) or any obligations or stock convertible into or exchangeable for shares of Ordinary Shares upon its Ordinary Shares or make any distribution (other than ordinary cash dividends) to the holders of its Ordinary Shares;

(B) the Company proposes to grant to the holders of its Ordinary Shares generally any rights or warrants (excluding any warrants granted to any employee, director, officer, contractor or consultant of the Company pursuant to any plan approved by the Board of Directors of the Company);

(C) the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company;

(D) the Company proposes to consolidate with, or merge into, any other Company or to transfer its property as an entirety or substantially as an entirety; or

(E) the Company proposes to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to the Holder of this Warrant not less than 30 days before the date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or Warrants, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

Any notice or other document required or permitted to be given or delivered to the Holder of this Warrant shall be delivered in accordance with Section 15 herein.

Section 11. Limitation of Liability: Not Shareholders.

No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Ordinary Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

Section 12. Loss, Destruction of Warrant.

Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company (the original Warrantholder’s indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or in then event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant, of like tenor and representing the right to purchase the same Aggregate Number of Ordinary Shares, as adjusted in Section 5, as provided for in such lost, stolen, destroyed or mutilated Warrant, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 12 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

Section	13. Amendments.

Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the Holders of the Warrants that are exercisable for a number of Ordinary Shares that represent in the aggregate at least a majority of the total number of Ordinary Shares for which all of the Warrants are then exercisable (whether or not the Holder of this Warrant consents).

Section 14. Severability.

If in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

Section 15. Notice.

Any notice or document required or permitted by this Agreement to be given to a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid certified mail, return receipt requested, to such party addressed as follows:

(i)	If to the Company:	Senetek Plc
620 Airpark Road
Napa, California 94558
Attention: President

	copy to:	Coudert Brothers LLP
1114 Avenue of the Americas
New York, NY 10036
Attention: Anthony Williams, Esq.

(v)	If to the Holder:	c/o Robert T. Tucker, Esq.
61 Purchase Street, Suite 2
Rye, New York 10580

	copy to:	Latham & Watkins LLP
505 Montgomery Street, Suite 1900
San Francisco, CA 94111
Attention: Jeffrey T. Pero, Esq.

Notice so mailed shall be deemed to have been given upon receipt if delivered personally or on the fifth business day next following the date of the returned receipt. Any notice delivered to the party to whom it is addressed shall be deemed to have been given and received on the day it is delivered. Any party may from time to time notify the others in the manner provided herein of any change of address which thereafter, until changed by like notice, shall be the address of such party for all purposes hereof.

Section 16. Governing Law; Choice Of Forum; Certain Consents; Waiver Of Jury Trial, Counterclaim, Setoff.

THIS WARRANT SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS WARRANT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY OF SUCH STATE’S CONFLICT OF LAWS RULES OR PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO AND THERETO SHALL ONLY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, NEW YORK, AND, BY EXECUTION, ACCEPTANCE AND DELIVERY OF THIS WARRANT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY WAIVES ANY OBJECTION, DEFENSE OR CLAIM TO SUCH JURISDICTION WHICH MAY BE BASED, DIRECTLY OR INDIRECTLY, ON THE GROUNDS OF FORUM NON CONVENIENS THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS WARRANT. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION, THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE AFOREMENTIONED COURTS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OF ANY OF THE WARRANTS OR WARRANT SHARES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION. THE COMPANY WAIVES IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING THE RIGHT TO TRIAL BY JURY AND THE RIGHT TO ASSERT ANY COUNTERCLAIM OR SETOFF.

[signature page follows; remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Company has caused this Second Amended and Restated Warrant to be signed in its name by its duly authorized officer.

Dated: September     , 2004

SENETEK PLC

By:
Name:	Bradley D. Holsworth
Title:	Chief Financial Officer

Exhibit 1

EXERCISE NOTICE

The undersigned Holder hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder              Ordinary Shares covered by such Warrant and herewith makes payment in full therefor of $                     cash and/or by cancellation of $                     of indebtedness of the Company to the Holder hereof and requests that, subject to the terms and conditions of the Warrant, certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to                                  whose address is                                         , and whose social security or employer identification number is                     .

The undersigned agrees that, in the absence of an effective registration statement with respect to Ordinary Shares issued upon this exercise, the undersigned is acquiring such Ordinary Shares for the Holder’s own account and not as a nominee for any other party for investment and not with a view to distribution thereof and that the certificate or certificates representing such Ordinary Shares may bear a legend substantially as follows:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

In addition, the undersigned agrees that, in the absence of an effective registration statement with respect to Ordinary Shares issued upon this exercise, stop transfer instructions will be entered on the Company’s stock transfer records with respect to Ordinary Shares issued upon this exercise.

Dated:
Signature guaranteed:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of Warrants set forth below:

Name of Assignees	Address	Social security or other identifying number of Assignees	Number of Warrants

and does hereby irrevocably constitute and appoint              the undersigned’s attorney to make such transfer on the books of                      maintained for that purpose, with full power of substitution in the premises.

Dated:		(1)
(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

(1)	The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

ANNEX C

FORM OF AMENDED AND RESTATED SERIES B WARRANT

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER NOR ANY AMERICAN DEPOSITARY SHARES REPRESENTING THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NONE OF THEM MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED NOR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SFCURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SECOND AMENDED AND RESTATED WARRANT

to Purchase [                    ] Ordinary Shares of

SENETEK PLC

Issued: April 14, 1999

Expires: March 4, 2011

Series B

NO. [    ]

This Warrant amends and restates in its entirety the Warrant issued to Holder (as defined below) to purchase the same number of Ordinary Shares (as defined below) set forth above issued on April 14, 1999 and amended on January 22, 2001 and amended and restated June 20, 2001. This Warrant certifies that [                                        ] or its registered and permitted successors or assigns (“[                    ]” or the “Holder”), is entitled to, subject to the terms set forth below, purchase from SENETEK PLC, a corporation organized under the laws of England (the “Company”), from time and time up to [                                        ] ([                    ]) duly authorized, validly issued, fully paid and nonassessable Ordinary Shares (as such number may be adjusted pursuant to Section 4(a) and Section 5 herein) which may be exchanged for American Depositary Shares (“ADS”) represented by American Depositary Receipts (“ADR”) (the Ordinary Shares of the Company, including any shares into which it may be changed, reclassified, or converted, are herein referred to as the “Ordinary Shares”). This Warrant is one of the Series B Warrants (the “Warrants”) issued pursuant to Section 2 of the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of April 14, 1999, by and between the Company, Silver Creek Investments, Ltd., Bomoseen Investments, Ltd., Dandelion Investments, Ltd. and Elstree Holdings, Ltd. The Ordinary Shares issuable upon exercise of the Warrants (and any other or additional shares, securities or property that may hereafter be issuable upon exercise of the Warrants) are sometimes referred to herein as the “Warrant Shares,” and the maximum number of shares so issuable under this Warrant is sometimes referred to as the “Aggregate Number” (as such number may be increased or decreased as more fully set forth herein).

This Warrant is subject to the following provisions, terms and conditions:

Section 1. Exercise of Warrant.

(a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office located at 620 Airpark Road, Napa, California 94558, (A) a written notice, in substantially the form of the Exercise Notice attached hereto as Exhibit 1, of the Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (B) (i) cash, money order, certified check or wire transfer of immediately available funds payable to the Company, in an amount equal to the Exercise Price (as defined below) multiplied by the number of Warrant Shares being purchased, or (ii) a copy of an instrument representing outstanding principal amount of indebtedness of the Company owed to the Holder, accompanied by a notice stating the Holder’s intent to exercise this Warrant, in whole or in part, by the reduction of the amount of indebtedness stated in the notice and represented by the instrument in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, and (C) this Warrant. The Company shall as promptly as practicable, and in any event within ten (10) Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Warrant Shares specified in such notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified in such notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a

Holder of record of such shares immediately prior to the close of business on the date such notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining Ordinary Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes (except United Kingdom stamp tax duties) and other charges payable in connection with the preparation, issue and delivery of such certificates and new Warrants, except that in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

(b) All Ordinary Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than United Kingdom stamp duty taxes and any other transfer taxes) and, if any Ordinary Shares are then listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or quoted on an automated quotation system, shall be listed or quoted thereon, as the case may be, to the extent permissible under the rules of such exchange and not prohibited by law, it being understood that such listing does not bear upon the transferability of such shares under the Act and the other provisions of this Agreement.

(c) The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of an Ordinary Share, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the Fair Market Value (as defined below) of one Ordinary Share on the Business Day immediately prior to the date of receipt by the Company of notice of exercise of this Warrant.

(d) The Company shall pay all depositary fees payable to the depositary and all stamp duty reserve taxes due to Inland Revenue in respect of the issuance of American Depositary Shares or American Depositary Receipts in respect of Ordinary Shares issued upon exercise of the Warrant.

Section 2. Terms and Conditions of Warrants.

(a) Exercise. Warrants to purchase [original Aggregate Number (i.e., number of Warrant Shares)] (as adjusted in accordance with the principles of Section 4(a) or Section 5 hereof) Ordinary Shares shall be exercisable at the Original Exercise Price (as defined in Section 2(b) below) at any time, and from time to time, on or after the date hereof (the “Exercise Date”), and shall expire at 11:50 p.m., New York City time, on March 4, 2011 (the “Expiration Date”).

(b) Purchase Price. Subject to Section 2(c) below and to the provisions of Sections 5 and 6 hereof, the purchase price per Ordinary Share shall be $1.25 (the “Original Exercise Price”).

(c) Reduced Exercise Price. The Original Exercise Price of any unexercised Warrants shall be reduced to $0.50 in accordance with this Section 2(c) (“Reduced Exercise Price”). The number of Warrants that may be exercised at the Reduced Exercise Price shall be 80.58% of the total number of Warrants granted hereunder. Of this amount, the number of unexercised Warrants that may be exercised at the Reduced Exercise Price at any time shall be in direct proportion to the aggregate principal amount of the Third Amended and Restated Senior Secured Notes due April 1, 2007 (the “Senior Notes”) that is repaid (whether as a prepayment, in whole or in part, or in whole at maturity) or exchanged for Ordinary Shares (in whole or in part)), from time to time, after the date of this Second Amended and Restated Warrant Agreement (other than the repayment of an aggregate principal amount of $1,600,000 provided for by Section 2(b) of that certain Third Amendment to the Securities Purchase Agreement dated as of September 30, 2004). Specifically, the number of Warrants that may be exercised at the Reduced

Exercise Price, from time to time, until the Expiration Date shall be equal to: (i) 80.58% of the total number of Warrants granted hereunder, multiplied by (ii) a fraction, (A) the numerator of which is the aggregate principal amount of the Senior Notes that has been repaid (through prepayments or payment at maturity) or exchanged for Ordinary Shares through the date of determination and (B) the denominator of which shall be 3,288,570, (iii) less the number of Warrants that have previously been exercised at the Reduced Exercise Price. Notwithstanding the foregoing, all then remaining Warrants (up to the 80.58% limit) shall become exercisable at the Reduced Exercise Price immediately prior to the closing of any transaction in which either: (A) all of the then outstanding Ordinary Shares of the Company or (B) all, or substantially all, of the assets of the Company are acquired by a third party (including by way of merger, consolidation, business combination, share exchange, joint venture or any similar transaction. It is agreed and understood that for purposes of this Section 2(c) the term “third party” shall not mean or include (i) any subsidiary of the Company or (ii) any parent holding company established by the Company for the purpose of effecting a reincorporation transaction. The Reduced Exercise Price shall be subject to adjustment in accordance with the provisions of Sections 5 and 6 hereof.

(d) Exercise Price. As used in this Warrant Agreement, the term “Exercise Price” shall mean and refer to each of the Original Exercise Price and the Reduced Exercise Price, or both, as the context requires.

(e) Restrictions on Transfer and Registration Rights.

Each certificate for any Warrant Shares issued upon the exercise of this Warrant, and each certificate issued upon the transfer of any such Warrant Shares and each American Depositary Receipt representing American Depositary Shares (except as otherwise permitted by this Section 2(e)) shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

The restrictions imposed by this Section 2(e) upon the transferability of Warrants and Warrant Shares and related American Depositary Shares shall cease and terminate as to any particular Warrants, Warrant Shares or related American Depositary Shares, (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the reasonable opinion of counsel for the Company such restrictions are no longer required in order to comply with the Securities Act of 1933, as amended (the “Securities Act”). Whenever such restrictions shall terminate as to any Warrants, Warrant Shares or related American Depositary Shares, the Holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legend set forth in Section 2(e)(i).

(f) Investment Representation. The Holder, by acceptance hereof, represents as of the date hereof, as follows:

(i) The Warrant Shares issuable upon exercise of the Warrants (collectively, the “Acquired Securities”) will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part of the Acquired Securities in contravention of applicable law, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in or with respect to any of the Acquired Securities.

(ii) The Holder is and upon the acquisition of Acquired Securities upon exercise of the

Warrants will be an “accredited investor” within the meaning of Rule 501 of Regulation D of the rules and regulations of the Securities and Exchange Commission under the Securities Act. The Holder has not been organized for the purposes of acquiring the Acquired Securities.

(iii) The Holder understands that the Acquired Securities it may acquire as contemplated by this Warrant are “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”) inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under the federal securities laws and, applicable regulations such Acquired Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act. The Holder acknowledges that its investment in the Acquired Securities may be an illiquid investment requiring the Holder to bear the economic risk of the investment for an indefinite period; and

(iv) Without in any way limiting the representations set forth in this Section 2(f), the Holder agrees not to make any disposition of all or any portion of the Acquired Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Warrant (provided that such Holder is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Securities Act and in accordance with any applicable state securities laws), and (A) the Holder shall have notified the Company of the proposed disposition, and (B) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by a law firm experienced in matters involving the sale of securities under federal and state securities laws, that such disposition will not require registration of the Acquired Securities under the Securities Act or registration or qualification under any state securities or “blue sky” law.

In the event certificates for Ordinary Shares are delivered upon the exercise of this Warrant, the Company may cause a legend or legends to be placed on such certificates to make appropriate reference to such foregoing representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

Section 3. Transfer, Division and Combination.

The Company agrees to maintain at its offices in Napa, California, books for the registration and transfer of this Warrant and, subject to the provisions of Section 2 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder for the purchase of Ordinary Shares without having a new Warrant issued if Holder shall otherwise have complied with the foregoing provisions of this Section 3 and the applicable provisions of Section 2 hereof. All of the provisions of this Section 3 are subject to the provisions of Sections 2 above. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders thereof or their respective duly authorized agents or attorneys. The Company shall execute and deliver a new Warrant or Warrants exchangeable for the Warrant or Warrants to be divided or combined in accordance with such notice.

Section 4. Successor; Taxes.

(a) Successor Company. The obligations of the Company under this Warrant shall be binding upon any successor company or organization resulting from the merger, consolidation or other reorganization of the

Company, or upon any successor company or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provision for the preservation of Holder’s rights under this Warrant in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

(b) Taxes on Conversion. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder exercising this Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(c) Withholding Taxes.

(i) Except to the extent otherwise required by law, the Company will not withhold United States or United Kingdom withholding taxes from payments to be made to holders of Warrants if such holders (a) are corporations organized under the laws of a jurisdiction outside the United States or United Kingdom or are otherwise persons not resident in the United States or United Kingdom for U.S. federal income tax purposes or United Kingdom tax purposes, and (b) provide the Company, upon the Company’s reasonable request, with one or more of Internal Revenue Service Form W-8, Form 4224 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States or Inland Revenue of the United Kingdom certifying as to such holders’ entitlement to an exemption from any such withholding requirements.

(ii) Except to the extent otherwise required by law, the Company will not withhold United States or United Kingdom withholding taxes from payments to be made to holders of Warrants in excess of an applicable treaty rate if such holders (a) are corporations organized under the laws of a jurisdiction outside the United States or United Kingdom or are otherwise persons not resident in the United States or United Kingdom for U.S. federal income tax purposes or United Kingdom tax purposes, and (b) provide the Company upon the Company’s reasonable request, with one or more of certification of their residence address, Internal Revenue Service Form 1001 or other applicable form, certificates or documents certifying as to such holders’ entitlement to a reduced rate of withholding under any such withholding requirements.

(iii) Except to the extent otherwise required by law, neither Section 4(c)(i) nor Section 4(c)(ii) hereof shall require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has knowledge that (a) the residence or other information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company, or (b) of any other information which would render such exemption or reduced rate inapplicable.

(iv) Notwithstanding the preceding Sections 4(c)(i) and 4(c)(ii), if the Company is required by law to withhold from amounts otherwise payable to a holder of Warrants, whether by reason of a change in law or applicable treaty, or because the applicable treaty withholding rate is greater than zero or by reason of the failure of a holder of Warrants to provide a valid certification or form, the Company shall withhold the amounts required to be withheld. Amounts so withheld with respect to a holder in accordance with this Section 4 shall be treated as distributed to such holder for all purposes of this Warrant.

Section 5. Adjustments to Aggregate Number.

The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter as adjusted shall be deemed to be the Aggregate Number hereunder.

(a) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the Company, or any consolidation or merger of the Company with another person, or the sale, transfer or lease of all or substantially all of its assets to another person shall be effected in such a way that holders of Ordinary Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares, then provision shall be made, in accordance with this Section 5, whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in addition to or in exchange for, as applicable, the Warrant Shares subject to this Warrant immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such securities or assets as would have been issued or payable with respect to or in exchange for the Aggregate Number immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby if exercise of the Warrant has occurred immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing or leasing such assets shall assume by written instrument (1) the obligation to deliver to such Holder such securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and (2) all other obligations of the Company under this Warrant. The provisions of this Section 5(a) shall similarly apply to successive consolidations, mergers, exchanges, sales, transfers or leases.

(b) Distributions. If at any time or from time to time the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive or pays any dividend or other distribution to holders of Ordinary Shares (collectively, a “Distribution”) of:

(i) cash,

(ii) any evidences of its indebtedness (other than securities convertible into Ordinary Shares (“Convertible Securities”)), any shares of its capital stock (other than additional Ordinary Shares or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

(iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional Ordinary Shares or Convertible Securities) or any other securities or property of any nature whatsoever, then the holder of this Warrant shall be entitled to receive upon the exercise hereof at any time on or after the taking of such record the number of Ordinary Shares to be received upon exercise of such Warrant determined as stated herein and, in addition and without further payment, the cash, stock, securities, other property, options, warrants and/or other rights to which such holder or holders would have been entitled by way of the Distribution and subsequent dividends and distributions if such Holder (x) had exercised such Warrants immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Ordinary Shares and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Ordinary Shares. A reclassification of the Ordinary Shares into any other class of stock shall be deemed a distribution by the Company to the holders of its Ordinary Shares or such shares of such other class of stock within the meaning of paragraph (c) of this Section 5 and, if the outstanding Ordinary Shares shall be changed into a larger or smaller number of Ordinary Shares as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding Ordinary Shares within the meaning of paragraph (c) of this Section 5. If the securities to be distributed by the Company involve rights, warrants, options or any other form of Convertible Securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the exercise of this Warrant, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the Holder of this Warrant receives such securities pursuant to the exercise hereof.

(c) In addition to those adjustments set forth in Sections 5(a) and 5(b), but without duplication of the adjustments to be made under such Sections 5(a) and 5(b) and Section 6, if the Company:

(i) takes a record of the holders of its Ordinary Shares for the purpose of entitling them to receive or pays a dividend payable in, or other distribution of, Ordinary Shares;

(ii) subdivides its outstanding shares of Ordinary Shares into a greater number of Ordinary Shares;

(iii) combines its outstanding Ordinary Shares into a lesser number of shares of Ordinary Shares; and/or

(iv) makes a distribution on its Ordinary Shares in shares of its capital stock other than Ordinary Shares,

then (A) the Aggregate Number in effect immediately prior thereto shall be adjusted so that the holder or holders of this Warrant shall thereafter be entitled to receive, upon exercise hereof, the number of Ordinary Shares or other securities of the Company (such other securities thereafter enjoying the rights of Warrant Shares under this Warrant) that such Holder would have owned or have been entitled to receive after the occurrence of such event had such Warrants been exercised immediately prior to the occurrence of such event or the record date with respect thereto, and (B) the Exercise Price shall (until another such event) be adjusted to equal (calculated to the nearest full cent) the quotient derived by dividing (x) the Aggregate Number in effect immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, divided by (y) the Aggregate Number in effect after adjustment pursuant to this Section 5(c).

Section 6. Adjustment to Exercise Price.

(a) If the Company shall issue or sell any Ordinary Shares at a price which is less than the Exercise Price, then the Exercise Price in effect immediately prior thereto shall be adjusted immediately so that the Exercise Price thereafter shall equal the price per Ordinary Share at which such Ordinary Shares described in this Section 6(a) were issued. The provisions of this paragraph (a) shall not apply to any issuance of additional Ordinary Shares: (i) for which an adjustment is provided under Sections 5(a), (b) or (c) or (ii) to any holder (including any successor or assign) upon exchange of any of the Company’s Senior Secured Notes, due April 1, 2007 (or any transferee of any such person).

(b) If the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, any warrants or other rights to subscribe for or purchase (x) any shares of Ordinary Shares or (y) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, at a purchase price per Ordinary Share which is less than the Exercise Price, then the Exercise Price in effect immediately prior thereto shall be adjusted immediately so that the Exercise Price thereafter shall equal the consideration for which such Ordinary Shares or Ordinary Shares subject to Convertible Securities described in this Section 6(b) were issued. For purposes of this Section 6(b), the consideration for any additional Ordinary Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same or for any additional Ordinary Shares issuable pursuant to Convertible Securities subject to any warrants or other rights shall be the consideration received or receivable by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights and upon the exercise of the Convertible Securities, as the case may be.

(c) If the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive a distribution of or shall in any manner issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, at a purchase price per Ordinary Share which is less than the Exercise Price, then the Exercise Price in effect immediately prior thereto shall be adjusted immediately so that the Exercise Price thereafter shall equal the purchase price per Ordinary Share issuable pursuant to the terms of any Convertible Securities. For purposes of this Section 6(c), the purchase price per Ordinary Share issuable pursuant to the terms of any Convertible Security shall be the consideration received or receivable by the Company for issuing the Convertible Security, plus the additional consideration, if any, payable to the Company upon the purchase of the Ordinary Share pursuant to the Convertible Security.

Section	7. General Provisions Regarding Adjustments to Aggregate Number or Exercise Price.

(a) The following provisions shall be applicable to the making of adjustments of (i) the Aggregate Number as provided in Section 5 or (ii) the Exercise Price as provided in Section 6:

(i) The sale or other disposition of any issued Ordinary Shares owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of Sections 5 and 6.

(ii) The adjustments required by Sections 5 and 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii) In computing adjustments under Sections 5 and 6, fractional interests in Ordinary Shares shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

(iv) If the Company shall take a record of the holders of its Ordinary Shares for an action described in Sections 5 or 6 hereof, but abandons its plan to take such action prior to effecting such action, then no adjustment shall be required by reason of the taking of such record.

(v) Notwithstanding anything herein to the contrary, no adjustment shall be made to the Aggregate Number or Exercise Price as a result of adjustments to the Aggregate Number or Exercise Price as defined in any Warrants issued to the Holder on the date hereof.

(vi) Upon the expiration or termination of any of the warrants or other rights or options referred to in Section 6(b) above or the Convertible Securities referred to in Section 6(b) or 6(c) above, the Exercise Price after the expiration or termination of any such warrants, rights, options or Convertible Securities without any exercise or conversion thereof, the issuance of which caused an adjustment to the Exercise Price, shall be readjusted to such Exercise Price prior to the adjustment made upon the issuance of such warrants, rights, options or Convertible Securities.

(vii) In case of the issuance at any time of any additional Ordinary Shares or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Ordinary Shares, the Company shall be deemed to have received for such additional Ordinary Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

(viii) Notwithstanding anything herein to the contrary, no adjustment to the Aggregate Number or Exercise Price shall be made for issuances of (A) options to purchase up to 500,000 Ordinary Shares (excluding the options referenced in (D) below) after the date of this Warrant pursuant to the Company’s No. 1 Executive Share Option Scheme and No. 2 Executive Share Option Scheme or any other employee, non-executive director or consultant share option scheme approved by the Company’s directors, and Ordinary Shares issuable or issued upon exercise of such options, (B) Ordinary Shares issued or issuable upon (x) the exercise of options, warrants or rights to subscribe for or purchase Ordinary Shares, or (y) the conversion or exchange of securities convertible into or exchangeable for Ordinary Shares or options, warrants or rights to subscribe for or purchase Ordinary Shares, in each case only to the extent outstanding on the date of issuance of this Warrant, (C) Ordinary Shares issued pursuant to a transaction described in Section 5(a) or (b) hereof, (D) options to purchase an aggregate of 325,000 Ordinary Shares that the Company has committed to grant to Brad Holsworth and Wade H. Nichols pursuant to the Company’s No. 1 Executive Share Option Scheme and (E) any Ordinary Shares previously issued (or issuable following the date of the date of execution of this Second Amended and Restated Series B Warrant to Purchase Ordinary Shares) upon any exercise of any of the 5,000,000 Series D Warrants issued by the Company on September 4, 2003.

(ix) No adjustment of the Exercise Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made.

(b) If any event occurs as to which the provisions of Section 5 or Section 6 are not strictly applicable but the lack of any provision for the exercise of the rights of a holder or holders of Warrants would not fairly protect the purchase rights of such holder or holders of Warrants in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States (which may be the regular outside auditors of the Company) of recognized national standing in the United States satisfactory to the Holder, which shall give its opinion as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the provisions of Section 5 or Section 6, the exercise rights of the holders of Warrants. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

(c) Within 45 days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to Section 5 or Section 6, the Company shall cause to be promptly mailed to each holder of Warrants (and upon the exercise of any Warrants to the exercising holder) by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number or Exercise Price, as the case may be, effected since the date of the last such notice and a certificate of the Company’s Chief Financial Officer or, in the case of any such notice delivered within 45 days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and acceptable to a majority in interest of the holders of the Warrants (who may be the regular outside auditors employed by the Company), in each case, setting forth the Aggregate Number or Exercise Price, as the case may be, after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.

Section 8. Covenant to Reserve Shares of Ordinary Shares.

The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Ordinary Shares sufficient to enable it at any time to fulfill all its obligations hereunder. The issuance of such shares has been duly and validly authorized, and when issued and sold in accordance with the Warrants, such shares will be duly and validly issued, fully paid and nonassessable.

Section 9. Intentionally Omitted.

Section 10. Notices.

In the event that:

(A) the Company proposes to pay any dividend payable in stock (of any class or classes) or any obligations or stock convertible into or exchangeable for shares of Ordinary Shares upon its Ordinary Shares or make any distribution (other than ordinary cash dividends) to the holders of its Ordinary Shares;

(B) the Company proposes to grant to the holders of its Ordinary Shares generally any rights or warrants (excluding any warrants granted to any employee, director, officer, contractor or consultant of the Company pursuant to any plan approved by the Board of Directors of the Company);

(C) the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company;

(D) the Company proposes to consolidate with, or merge into, any other Company or to transfer its property as an entirety or substantially as an entirety; or

(E) the Company proposes to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to the Holder of this Warrant not less than 30 days before the date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or Warrants, or the date when such capital reorganization, reclassification, consolidation, merger, .transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

Any notice or other document required or permitted to be given or delivered to the Holder of this Warrant shall be delivered in accordance with Section 15 herein.

Section 11. Limitation of Liability; Not Shareholders.

No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Ordinary Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

Section 12. Loss, Destruction of Warrant.

Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company (the original Warrant holder’s indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant, of like tenor and representing the right to purchase the same Aggregate Number of Ordinary Shares, as adjusted in Section 5, as provided for in such lost, stolen, destroyed or mutilated Warrant, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 12 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

Section 13. Amendments.

Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the Holders of the Warrants that are exercisable for a number of Ordinary Shares that represent in the aggregate at least a majority of the total number of Ordinary Shares for which all of the Warrants are then exercisable (whether or not the Holder of this Warrant consents).

Section 14. Severability.

If in any jurisdiction, any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

Section 15. Notice.

Any notice or document required or permitted by this Agreement to be given to a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid certified mail, return receipt requested, to such party addressed as follows:

(i)	If to the Company:	Senetek Plc
620 Airpark Road
Napa, California 94558
Attention: President

	copy to:	Coudert Brothers LLP
1114 Avenue of the Americas
New York, NY 10036
Attention: Anthony Williams, Esq.

(v)	If to the Holder:`	c/o Robert T. Tucker, Esq.
61 Purchase Street, Suite 2
Rye, New York 10580

	copy to:	Latham & Watkins LLP
505 Montgomery Street, Suite 1900
San Francisco, CA 94111
Attention: Jeffrey T. Pero, Esq.

Notice so mailed shall be deemed to have been given upon receipt if delivered personally or on the fifth business day next following the date of the returned receipt. Any notice delivered to the party to whom it is addressed shall be deemed to have been given and received on the day it is delivered. Any party may from time to time notify the others in the manner provided herein of any change of address which thereafter, until changed by like notice, shall be the address of such party for all purposes hereof.

Section 16. Governing Law; Choice Of Forum; Certain Consents; Waiver Of Jury Trial, Counterclaim, Setoff.

THIS WARRANT SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED. AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS WARRANT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY OF SUCH STATE’S CONFLICT OF LAWS RULES OR PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO AND THERETO SHALL ONLY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, NEW YORK, AND, BY EXECUTION, ACCEPTANCE AND DELIVERY OF THIS WARRANT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY WAIVES ANY OBJECTION, DEFENSE OR CLAIM TO SUCH JURISDICTION WHICH MAY BE BASED, DIRECTLY OR INDIRECTLY, ON THE GROUNDS OF FORUM NON CONVENIENS THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS WARRANT. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION, THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE AFOREMENTIONED COURTS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OF ANY OF THE WARRANTS OR WARRANT SHARES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION. THE COMPANY WAIVES IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING THE RIGHT TO TRIAL BY JURY AND THE RIGHT TO ASSERT ANY COUNTERCLAIM OR SETOFF.

[signature page follows; remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Company has caused this Second Amended and Restated Warrant to be signed in its name by its duly authorized officer.

Dated: September     , 2004

SENETEK PLC

By:
Name:	Bradley D. Holsworth
Title:	Chief Financial Officer

Exhibit 1

EXERCISE NOTICE

The undersigned Holder hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder              Ordinary Shares covered by such Warrant and herewith makes payment in full therefor of $             cash and/or by cancellation of $             of indebtedness of the Company to the Holder hereof and requests that, subject to the terms and conditions of the Warrant, certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to                      whose address is                     , and whose social security or employer identification number is             .

The undersigned agrees that, in the absence of an effective registration statement with respect to Ordinary Shares issued upon this exercise, the undersigned is acquiring such Ordinary Shares for the Holder’s own account and not as a nominee for any other party, for investment and not with a view to distribution thereof and that the certificate or certificates representing such Ordinary Shares may bear a legend substantially as follows:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

In addition, the undersigned agrees that, in the absence of an effective registration statement with respect to Ordinary Shares issued upon this exercise, stop transfer instructions will be entered on the Company’s stock transfer records with respect to Ordinary Shares issued upon this exercise.

Dated:
Signature guaranteed:

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of Warrants set forth below:

Name of Assignees	Address	Social security or other identifying number of Assignees	Number of Warrants

and does hereby irrevocably constitute and appoint.              the undersigned’s attorney to make such transfer on the books of              maintained for that purpose, with full power of substitution in the premises.

Dated:		(1)
(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

(1)	The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

ANNEX D

PROCEDURES RELATING TO ISSUANCES OF ADSs

1. A Purchaser shall give the Company five (5) business days’ prior written notice before exercising any Warrant.

2. At the time any Warrants are exercised, such Purchaser shall:

(a) deliver the Warrants to be exercised, together with an executed Notice of Exercise and the exercise price therefor, to the Company at the office of the Secretary, 620 Airpark Road, Napa, CA 94553, or such address as the Company may later designate to the Purchasers prior to 10:00 a.m. Pacific time on the date of exercise; and

(b) give the Company complete written issuance instructions, including, without limitation:

(i) the manner in which the ADSs are to be registered, provided, that such Purchaser must instruct the Company that the ADSs be registered in the name of a broker that has experience executing restricted stock transactions, such broker to have been approved by the Company not less than three (3) business days in advance of any exercise; and

(ii) an instruction letter granting the Company’s registrar authority to issue certificated Ordinary Shares, bearing a restricted legend referencing the Securities Act of 1933, by book order entry to the Depository Agent for deposit in the Company’s depositary facility, with certificates to be delivered, with payment of duty to Inland Revenue certified, to the Depository Agent’s London nominee.

3. On the date of such exercise, such Purchaser shall have complied with all requirements (documentary or otherwise) of the Company’s registrar and the Depository Agent now or hereinafter in effect.

4. The Company shall cooperate with the Purchaser in complying with the provisions of Nos. 2 and 3 above, including providing the Bank of New York with a letter acknowledging the deposit of Ordinary Shares in exchange for ADRs representing ADSs. Subject to the terms of the Warrants, the Company shall also pay all depositary fees and stamp duty reserve taxes to Inland Revenue in connection with the issuance of ADRs or ADSs in respect of the Ordinary Shares issued upon exercise of the Warrants.

ANNEX E

SECTION 11 OF THE PURCHASE AGREEMENT

(Purchaser Representations)

“Each Purchaser severally (as to itself and not any other Purchaser) and not jointly, represents and warrants to the Company as follows:

11.1 AUTHORIZATION. Such Purchaser has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes its valid and legally binding obligation, enforceable in accordance with its terms. Neither the execution, delivery or performance by this Agreement by such Purchaser nor the consummation by such Purchaser of the transactions contemplated hereby will result in a violation of, conflict with, or result in any breach of any of the terms of, or constitute a default under, any provision of federal, state or local law or foreign law to which such Purchaser is subject, the organizational documents of the Purchaser or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which such Purchaser is a party or by which it is bound.

11.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which by such Purchaser’s execution of this Agreement such Purchaser hereby confirms, that the Warrants, the Notes and the Ordinary Shares issuable hereunder and upon exercise of the Warrants (collectively, the “Acquired Securities”) will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part of the Acquired Securities in contravention of applicable law, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person in or with respect to any of the Acquired Securities.

11.3 ACCREDITED INVESTOR. Such Purchaser is and upon the acquisition of Ordinary Shares upon exercise of the Warrants will be an “accredited investor” within the meaning of Rule 501 of Regulation D of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act. Such Purchaser has not been organized for the purposes of acquiring the Acquired Securities.

11.4 RESTRICTED SECURITIES. Such Purchaser understands that the Acquired Securities it is acquiring and may acquire as contemplated by this Agreement are “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”) inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under the federal securities laws and applicable regulations such Acquired Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act. Such Purchaser acknowledges that its investment in the Acquired Securities may be an illiquid investment requiring such Purchaser to bear the economic risk of the investment for an indefinite period.

11.5 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Acquired Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement (provided and to the extent that such terms are then applicable and provided that such Purchaser is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Securities Act and in accordance with any applicable state securities laws), and

(a) Such Purchaser shall have notified the Company of the proposed disposition, and

(b) If requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by a law firm experienced in matters involving the sale of securities under federal and state securities laws, that such disposition will not require registration of the Acquired Securities under the Securities Act or registration or qualification under any state securities or “blue sky” law.

11.6 LEGENDS. It is understood that the certificates evidencing the Acquired Securities will bear an appropriate legend restricting transfers substantially in the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND THE REGISTRATION OR QUALIFICATION OF THE SECURITIES UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND CONTENT REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION OR QUALIFICATION UNDER THE ACT AND STATE SECURITIES LAWS IS NOT REQUIRED.”

11.7 CONSENTS. To such Purchaser’s knowledge, no consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of such Purchaser is required in connection with the valid execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

11.8 DISCLOSURE OF INFORMATION. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company and its business and prospects and the terms and conditions of the sale of the Acquired Securities.”